UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018 (April 24, 2018)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 24, 2018, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the three months ended March 31, 2018. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.
NON-GAAP FINANCIAL MEASURES
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2018	2017	2017

Core Non-interest Expense:
Total non-interest expense	$28,221	$27,406	$27,331
Less: Acquisition-related costs	149	341	—
Less: Pension settlement charges	—	242	—
Core non-interest expense	$28,072	$26,823	$27,331

	Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2018	2017	2017

Efficiency Ratio:
Total non-interest expense	$28,221	$27,406	$27,331
Less: Amortization of intangible assets	754	913	863
Adjusted non-interest expense	$27,467	$26,493	$26,468

Total fee-based income	$14,894	$13,119	$13,334

Net interest income	$29,359	$29,122	$26,945
Add: Fully tax-equivalent adjustment (a)	227	440	513
Net interest income on a fully tax-equivalent basis	$29,586	$29,562	$27,458

Adjusted revenue	$44,480	$42,681	$40,792

Efficiency ratio	61.75%	62.07%	64.89%

Efficiency Ratio Adjusted for Non-core Items:
Core non-interest expense	$28,072	$26,823	$27,331
Less: Amortization of intangible assets	754	913	863
Adjusted core non-interest expense	$27,318	$25,910	$26,468

Adjusted revenue	$44,480	$42,681	$40,792

Efficiency ratio adjusted for non-core items	61.42%	60.71%	64.89%
(a) Based on a 21% federal statutory corporate income tax rate for the three months ended March 31, 2018, and a 35%
federal statutory corporate income tax rate for the three months ended December 31, 2017 and March 31, 2017.

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 30,
(in $000’s)	2018	2017	2017	2017	2017

Tangible Equity:
Total stockholders' equity	$456,815	$458,592	$457,386	$451,353	$443,009
Less: goodwill and other intangible assets	143,820	144,576	143,859	144,692	145,505
Tangible equity	$312,995	$314,016	$313,527	$306,661	$297,504

Tangible Assets:
Total assets	$3,634,929	$3,581,686	$3,552,412	$3,525,126	$3,459,276
Less: goodwill and other intangible assets	143,820	144,576	143,859	144,692	145,505
Tangible assets	$3,491,109	$3,437,110	$3,408,553	$3,380,434	$3,313,771

Tangible Book Value per Common Share:
Tangible equity	$312,995	$314,016	$313,527	$306,661	$297,504
Common shares outstanding	18,365,035	18,287,449	18,281,194	18,279,036	18,270,508

Tangible book value per common share	$17.04	$17.17	$17.15	$16.78	$16.28

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$312,995	$314,016	$313,527	$306,661	$297,504
Tangible assets	$3,491,109	$3,437,110	$3,408,553	$3,380,434	$3,313,771

Tangible equity to tangible assets	8.97%	9.14%	9.20%	9.07%	8.98%

	Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2018	2017	2017

Pre-Provision Net Revenue:
Income before income taxes	$14,124	$14,340	$12,661
Add: provision for loan losses	1,983	1,115	624
Add: net loss on OREO	5	105	—
Add: net loss on other assets	—	39	3
Less: net gain on investment securities	1	764	340
Less: net gain on other assets	79	—	—
Pre-provision net revenue	$16,032	$14,835	$12,948

Pre-provision net revenue	$16,032	$14,835	$12,948
Total average assets	$3,597,043	$3,562,243	$3,446,351

Pre-provision net revenue to total average assets (annualized)	1.81%	1.65%	1.52%

	At or For the Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2018	2017	2017

Annualized Net Income Excluding Amortization of Other Intangible Assets:
Net income	$11,741	$9,001	$8,809
Add: amortization of other intangible assets	754	913	863
Less: tax effect (a) of amortization of other intangible assets	158	320	302
Net income excluding amortization of other intangible assets	$12,337	$9,594	$9,370

Days in the period	90	92	90
Days in the year	365	365	365
Annualized net income	$47,616	$35,710	$35,725
Annualized net income excluding amortization of other intangible assets	$50,033	$38,063	$38,001

Average Tangible Stockholders' Equity:
Total average stockholders' equity	$454,232	$458,648	$438,990
Less: average goodwill and other intangible assets	144,190	143,942	145,546
Average tangible stockholders' equity	$310,042	$314,706	$293,444

Return on Average Stockholders' Equity Ratio:
Annualized net income	$47,616	$35,710	$35,725
Average stockholders' equity	$454,232	$458,648	$438,990

Return on average stockholders' equity	10.48%	7.79%	8.14%

Return on Average Tangible Stockholders' Equity Ratio:
Annualized net income excluding amortization of other intangible assets	$50,033	$38,063	$38,001
Average tangible stockholders' equity	$310,042	$314,706	$293,444

Return on average tangible stockholders' equity	16.14%	12.09%	12.95%

(a) Tax effect is calculated using a 21% federal statutory corporate income tax rate for the three months ended March 31, 2018, and a 35% federal statutory corporate income tax rate for the three months ended December 31, 2017 and March 31, 2017.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 27, 2018	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 24, 2018 to discuss results of operations for the three and twelve months ended March 31, 2018.